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                                                                    EXHIBIT 10.C

                        INLAND 1992 INCENTIVE STOCK PLAN

                        AS AMENDED THROUGH MAY 24, 1995



1.   PURPOSE.

         The purpose of the Inland 1992 Incentive Stock Plan (the "Plan") is to attract and retain outstanding individuals as officers and key employees of Inland Steel Industries, Inc. (the "Company") and its subsidiaries, and to furnish incentives to such individuals through rewards based upon the ownership and performance of the common stock of the Company. To this end, the Committee hereinafter designated may grant stock options, stock appreciation rights, restricted stock awards, and performance awards, or combinations thereof, to officers and other key employees of the Company and its subsidiaries, on the terms and subject to the conditions set forth in this Plan.

2.   PARTICIPANTS.

         Participants in the Plan shall consist of such officers and other key employees of the Company and its subsidiaries as the Committee in its sole discretion may select from time to time to receive stock options, stock appreciation rights, restricted stock awards or performance awards, either singly or in combination, as the Committee may determine in its sole discretion. Any director of the Company or any of its subsidiaries who is not also an employee of the Company or any of its subsidiaries shall not be eligible to receive stock options, stock appreciation rights, restricted stock awards or performance awards under the Plan. As used in the Plan, the term "subsidiary" means (a) any corporation of which the Company owns or controls, directly or indirectly, 50% or more of the outstanding shares of capital stock entitled to vote for the election of directors or (b) any partnership, joint venture, or other business entity in respect of which the Company, directly or indirectly, has comparable ownership or control.

3.   SHARES RESERVED UNDER THE PLAN.

         The maximum number of shares of common stock, $1.00 par value per share, of the Company which may be issued pursuant to grants or awards made under the Plan shall not exceed 2,200,000, subject, however, to adjustment pursuant to the provisions of Section 10 of the Plan. Except to the extent otherwise determined by the Committee, any shares subject to any grant or award which terminates by expiration, cancellation or otherwise without the issuance of such shares or which is settled in cash (to the extent so settled), or in the case of a restricted stock award without vesting, shall again be available for future grants under the Plan. Shares of common stock to be issued pursuant to grants under the Plan may be authorized and unissued shares of common stock, treasury common stock, or any combination thereof.
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4.   ADMINISTRATION OF THE PLAN.

         The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company. No member of the Committee shall be eligible to receive any grant, or shall have been eligible to receive any grant for at least one year prior to becoming a member, under the Plan or any other stock option, stock appreciation rights or other incentive stock plan for employees of the Company or any subsidiary of the Company. Subject to the provisions of the Plan, the Committee shall have authority (i) to determine which employees of the Company and its subsidiaries shall be eligible for participation in the Plan; (ii) to select employees to receive grants under the Plan; (iii) to determine the form of grant, whether as a stock option, stock appreciation right, restricted stock award, performance award or a combination thereof, the number of shares or units subject to the grant, the time and conditions of exercise or vesting, the fair market value of the common stock of the Company for purposes of the Plan, and all other terms and conditions of any grant; and (iv) to prescribe the form of agreement, certificate or other instrument evidencing the grant. The Committee shall also have authority to interpret the Plan and to establish, amend and rescind rules and regulations for the administration of the Plan, and all such interpretations, rules and regulations shall be conclusive and binding on all persons.

5.   EFFECTIVE DATE OF PLAN.

         The Plan shall be submitted to the stockholders of the Company for approval at the annual meeting to be held on April 22, 1992, or any adjournment thereof, and, if approved by the stockholders, shall be deemed to have become effective on the date of such approval.

6.   STOCK OPTIONS.

         (A) GRANTS. Options to purchase shares of common stock of the Company, including "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), may be granted from time to time to such officers and other key employees of the Company and its subsidiaries as may be selected by the Committee.

         (B) TERMS OF OPTIONS. An option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee in its sole discretion, provided that no option shall be exercisable less than one or more than ten years after the date of grant. The per share option price shall not be less than 100% of the fair market value of a share of common stock of the Company on the date the option is granted. Upon exercise, the option price may be paid in cash, in shares of common stock of the Company having a fair market value equal to the option price, or in a combination thereof. The Committee may also allow the cashless exercise of options by holders thereof, as permitted under regulations promulgated by the Board of Governors of the Federal Reserve System, subject to any applicable restrictions necessary to comply with rules adopted by the Securities and





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Exchange Commission, and the exercise of options by holders thereof by any other means that the Committee determines to be consistent with the Plan's purpose and applicable law, including loans, with or without interest, made by the Company to the holder thereof.

         (C) RESTRICTIONS RELATING TO INCENTIVE STOCK OPTIONS. To the extent required by the Code, the aggregate fair market value (determined as of the time the option is granted) of the common stock of the Company with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under the Plan or any other plan of the Company or any of its subsidiaries) shall not exceed $100,000.

         (D) TERMINATION OF EMPLOYMENT. If an optionee ceases to be employed by the Company or any of its subsidiaries by reason of (i) death, (ii) physical or mental incapacity, (iii) retirement on or after the normal retirement date provided for in and pursuant to any pension plan of the Company or any subsidiary of the Company in effect at the time of such retirement, or (iv) early retirement (with the consent of the Committee) provided for in and pursuant to any such pension plan, any option held by such optionee may be exercised, with respect to all or any part of the common stock of the Company as to which such option was not theretofore exercised (whether or not such option was otherwise then exercisable), for such period from and after the date of such cessation of employment (not extending, however, beyond the date of expiration of such option) as the Committee may determine at the time of the grant. If an optionee ceases to be employed by the Company and any of its subsidiaries for any reason other than a reason set forth in the immediately preceding sentence, any option held by such optionee may be exercised for a period ending on the 30th day following the date of such cessation of employment or the date of expiration of such option, whichever first occurs, but only with respect to that number of shares of common stock for which such option was exercisable immediately prior to the date of cessation of employment.

         (E) ADDITIONAL TERMS AND CONDITIONS. The agreement or instrument evidencing the grant of a stock option may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion.

7.   STOCK APPRECIATION RIGHTS.

         (A) GRANTS. Rights entitling the grantee to receive cash or shares of common stock of the Company having a fair market value equal to the appreciation in market value of a stated number of shares of such common stock from the date of the grant to the date of exercise, or, in the case of rights granted in tandem with or by reference to a stock option granted prior to the grant of such rights, from the date of grant of such related stock option to the date of exercise, may be granted from time to time to such officers and other key employees of the Company and its subsidiaries as may be selected by the Committee.

         (B) TERMS OF GRANT. Such rights may be granted in tandem with or by reference to a related stock option, in which event the grantee may elect to exercise either the stock





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option or the right, but not both, as to the shares subject to the stock option and the right, or the right may be granted independently of a stock option. Rights granted in tandem with or by reference to a related stock option shall be exercisable to the extent, and only to the extent, that the related option is exercisable, provided that no such right (except in the case of death or physical or mental incapacity) shall be exercisable prior to the expiration of six months following the date the right is granted. Rights granted independently of a stock option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee, provided that no right shall be exercisable less than one or more than ten years after the date of grant. Further, in the event that any employee to whom rights are granted independently of a stock option ceases to be an employee of the Company and its subsidiaries, such rights shall be exercisable only to the extent and upon the conditions that stock options are exercisable in accordance with the provisions of paragraph (d) of Section 6 of the Plan. The Committee may at the time of grant or at any time thereafter impose such additional terms and conditions on the exercise of stock appreciation rights as it deems necessary or desirable for compliance with Section 16(a) or Section 16(b) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

         (C) PAYMENT ON EXERCISE. Upon exercise of a stock appreciation right, the grantee shall be paid the excess of the then fair market value of the number of shares of common stock of the Company to which the right relates over the fair market value of such number of shares at the date of grant of the right or of the related stock option, as the case may be. Such excess shall be paid in cash or in shares of common stock having a fair market value equal to such excess, or in such combination thereof, as may be provided in the grant of such right (which may permit the grantee to elect between cash and common stock or to elect a combination thereof), or, if no such provision is made in the grant, as the Committee shall determine upon exercise of the right, provided, in any event, that the grantee shall be paid cash in lieu of any fractional share of common stock to which such grantee would otherwise be entitled. The number of shares which may be issued pursuant to grants under the Plan shall be reduced in connection with the exercise of any stock appreciation right by the number of shares issued pursuant to such exercise.


         (D) ADDITIONAL TERMS AND CONDITIONS. The agreement or instrument evidencing the grant of stock appreciation rights may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion.

8.   RESTRICTED STOCK AWARDS.

         Restricted stock awards consisting of shares of common stock of the Company may be made from time to time to such officers and other key employees of the Company and its subsidiaries as may be selected by the Committee, provided that any such employee (except an employee whose terms of employment include the granting of a restricted stock award) shall have been employed by the Company or any of its subsidiaries for at least six months. Such awards shall be contingent on the employee's continuing employment with the





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Company or its subsidiaries for a period to be specified in the award, which shall not be less than one or more than ten years from the date of award, and shall be subject to such additional terms and conditions as the Committee in its sole discretion deems appropriate, including, but not by way of limitation, restrictions on the sale or other disposition of such shares during the restriction period. The Committee may in its sole discretion at the time of the award or at any time thereafter provide for the early vesting of such award in the event of termination of employment by retirement, death, incapacity or otherwise prior to the end of the restriction period. Except as otherwise determined by the Committee at the time of the award, the holder of a restricted stock award shall have the right to vote the restricted shares and to receive dividends thereon, unless and until such shares are forfeited.

9.       PERFORMANCE AWARDS.

                 (A) AWARDS. Performance awards consisting of (i) shares of common stock of the Company, (ii) monetary units or (iii) units which are expressed in terms of shares of common stock of the Company may be made from time to time to such officers and other key employees of the Company and its subsidiaries as may be selected by the Committee. Such awards shall be contingent on the achievement over a period of not less than one or more than ten years of such corporate, division, subsidiary, group or other objectives as shall be established by the Committee. Such objectives may be revised by the Committee at any time and from time to time during the performance period to take into account significant unforeseen events or changes in circumstances. Except as may otherwise be determined by the Committee at the time of the award or at any time thereafter, a performance award shall terminate if the holder of the award does not remain continuously in the employ of the Company or its subsidiaries at all times during the applicable performance period.

                 (B) RIGHTS WITH RESPECT TO SHARES AND SHARE UNITS. If a performance award consists of shares of common stock of the Company or units which are expressed in terms of shares of such common stock, amounts equal to dividends otherwise payable on a like number of shares may, if the award so provides, be converted into additional such shares (to the extent that shares are then available for issuance under the Plan) or credited as additional units and paid to the participant if and when, and to the extent that, payment is made pursuant to such award.

                 (C) PAYMENT. Payment of a performance award following the end of the performance period, if such award consists of monetary units or units expressed in terms of shares of common stock of the Company, may be made in cash, shares of common stock, or a combination thereof, as determined by the Committee. Any payment made in common stock shall be based on the fair market value of such stock on the payment date.

10.      ADJUSTMENTS FOR CHANGES IN CAPITALIZATION, ETC.

                 Subject to the provisions of Section 11 of the Plan, stock options, stock appreciation rights, restricted stock awards, and performance awards may be appropriately adjusted by





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the Committee as to the number, kind and price of shares or other consideration subject to such grants in the event of stock dividends, stock splits, spinoffs or other distributions of assets (other than normal cash dividends), recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in corporate structure or capitalization occurring after the date of the grant of any stock option, stock appreciation right, restricted stock award or performance award. In any such event, the maximum number of shares which may be issued pursuant to grants under the Plan may also be appropriately adjusted by the Committee.

11.      EFFECT OF MERGER, CONSOLIDATION, LIQUIDATION AND CERTAIN OTHER EVENTS.

                 (A) ACCELERATION OF BENEFITS. In the event of a "Change in Control" as defined in paragraph (b) of this Section 11, (i) the value of all outstanding stock options, stock appreciation rights and restricted stock awards (whether or not then fully exercisable or vested) shall be cashed out on the basis of the "Change in Control Price" (as defined in paragraph (c) of this Section 11) as of the date the Change in Control occurs, provided, however, that any stock options or stock appreciation rights outstanding for less than six months shall not be cashed out until six months after the respective date of grant, and provided, further, that the Committee may provide for the immediate vesting instead of the cashing out of restricted stock awards in such circumstances as it deems appropriate; and (ii) all outstanding performance awards shall be cashed out in such manner and in such amount or amounts as determined by the Committee in its sole discretion at the time such awards are made.

                 (B) CHANGE IN CONTROL. For purposes of this Section 11, a Change in Control means the happening of any of the following: (i) the Company is merged into or consolidated with another corporation, or the stockholders of the Company approve a definitive agreement to sell or otherwise dispose of all or substantially all of its assets or adopt a plan of liquidation, provided, however, that a Change in Control shall not be deemed to have occurred by reason of a transaction, or a substantially concurrent or otherwise related series of transactions, upon the completion of which the beneficial ownership of the voting power of the Company, the surviving corporation or corporation directly or indirectly controlling the Company or the surviving corporation, as the case may be, is held only by the same persons (as defined below) (although not necessarily in the same proportion) as held the beneficial ownership of the voting power of the Company immediately prior to the transaction or the substantially concurrent or otherwise related series of transactions, except that upon the completion thereof, employees or employee benefit plans of the Company may be a new holder of such beneficial ownership or (ii) the "beneficial ownership" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of securities representing 40% or more of the combined voting power of the Company is acquired by any "person" as defined in Sections 13(d) and 14(d) of the Exchange Act (other than any trustee or other fiduciary holding securities under an employee benefit or other similar stock plan of the Company); or (iii) at any time during any period of two consecutive years, individuals who at the beginning of such period were





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members of the Board of Directors of the Company cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors still in office at the time of such election or nomination who were directors at the beginning of such period).

                 (C) CHANGE IN CONTROL PRICE. For purposes of this Section 11, Change in Control Price means (i) with respect to a Change in Control by reason of a merger or consolidation of the Company described in paragraph (b)(i) of this Section 11 in which the consideration per share of the Company's common stock to be paid for the acquisition of shares of common stock specified in the agreement of merger or consolidation is all in cash, the highest such consideration per share, (ii) with respect to a Change in Control by reason of an acquisition of securities described in paragraph (b)(ii) of this Section 11, the highest price per share for any share of the Company's common stock paid by any holder of any of the securities representing 40% or more of the combined voting power of the Company giving rise to the Change in Control, and (iii) with respect to a Change in Control by reason of a merger or consolidation of the Company (other than a merger or consolidation described in paragraph (c)(i) of this Section 11), stockholder approval of an agreement or plan described in paragraph (b)(i) of this Section 11 or a change in the composition of the Board of Directors described in paragraph (b)(iii) of this Section 11, the highest price per share of common stock reported on the New York Stock Exchange Composite Tape (or, if such shares are not traded on the New York Stock Exchange, such other principal market on which such shares are traded) during the sixty-day period ending on the date the Change in Control occurs, except that, in the case of incentive stock options and stock appreciation rights relating to incentive stock options, the holder may not receive an amount in excess of the maximum amount that will enable such option to continue to qualify as an incentive stock option.

12.      AMENDMENT AND TERMINATION OF PLAN.

                 The Plan may be amended by the Board of Directors of the Company in any respect, provided that, without stockholder approval, no amendment (other than pursuant to Section 10 of the Plan) shall increase the maximum number of shares available for issuance under the Plan. In addition, no amendment may impair the rights of a participant under any stock option, stock appreciation right, restricted stock award or performance award previously granted under the Plan without the consent of such participant, unless required by law. The Plan may also be terminated at any time by the Board of Directors. No further grants may be made under the Plan after termination, but termination shall not affect the rights of any participant under, or the authority of the Committee with respect to, any grants or awards made prior to termination.


13.      PRIOR PLAN.

                 Upon the effectiveness of this Plan, no further grants shall be made under the Inland 1988 Incentive Stock Plan. The discontinuance of the Inland 1988 Incentive Stock Plan shall





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not affect the rights of any participant under, or the authority of the
Committee (therein referred to) with respect to, any grants or awards made thereunder prior to such discontinuance.

14.      MISCELLANEOUS.

                 (A) NO RIGHT TO A GRANT. Neither the adoption of the Plan nor any action of the Board of Directors or of the Committee shall be deemed to give any employee any right to be selected as a participant or to be granted a stock option, stock appreciation right, restricted stock award or performance award.

                 (B) RIGHTS AS STOCKHOLDERS. No person shall have any rights as a stockholder of the Company with respect to any shares covered by a stock option, stock appreciation right, or performance award until the date of the issuance of a stock certificate to such person pursuant to such stock option, right or award.

                 (C) EMPLOYMENT. Nothing contained in this Plan shall be deemed to confer upon any employee any right of continued employment with the Company or any of its subsidiaries or to limit or diminish in any way the right of the Company or any such subsidiary to terminate his or her employment at any time with or without cause.

                 (D) TAXES. The Company shall be entitled to deduct from any payment under the Plan the amount of any tax required by law to be withheld with respect to such payment or may require any participant to pay such amount to the Company prior to and as a condition of making such payment. In addition, the Committee may, in its discretion and subject to such rules as it may adopt from time to time, permit a participant to elect to have the Company withhold from any payment under the Plan (or to have the Company accept from the participant), for tax withholding purposes, shares of common stock of the Company, valued at their fair market value, but in no event shall the fair market value of the number of shares so withheld (or accepted) exceed the amount necessary to meet the maximum Federal, state and local marginal tax rates then in effect that are applicable to the participant and to the particular transaction.

                 (E) NONTRANSFERABILITY. Except as permitted by the Committee, no stock option, stock appreciation right, restricted stock award or performance award shall be transferable except by will or the laws of descent and distribution. During the holder's lifetime, stock options and stock appreciation rights shall be exercisable only by, and shares subject to restricted stock awards and payments pursuant to performance awards shall be delivered or made only to, such holder or such holder's duly appointed legal representative.





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